AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated October 26, 2009 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to delete the following funds of the VIP Trust effective 10/26/09:  1) AZL Columbia Technology Fund, 2) AZL First Trust Target Double Play Fund, 3) AZL Blackrock Growth Fund (formerly AZL Legg Mason Growth Fund), 4) AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund) 5) AZL NACM International Fund, 6) AZL Oppenheimer Global Fund, 7) AZL Oppenheimer International Growth Fund, 8) AZL PIMCO Fundamental IndexPLUS Total Return Fund, 9) AZL Schroder International Small Cap Fund, 10) AZL TargetPLUS  Balanced Fund, 11) AZL TargetPLUS Equity Fund, 12) AZL TargetPLUS Growth Fund, and 13) AZL TargetPLUS Moderate Fund.

WHEREAS, the parties wish to amend the Agreement in order to change the names of the following funds of the VIP Trust:  1) AZL Dreyfus Equity Growth Fund (formerly AZL Dreyfus Founders Equity Growth Fund) name change 4/27/09, 2) AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund) name change 10/26/09, 3) AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund) name change 1/26/09, 4) AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund) name change 10/26/09, and 5) AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund) name change 10/26/09

WHEREAS, the parties wish to amend the Agreement in order to add the names of the following funds of the VIP Trust:  1) AZL OCC Growth Fund effective 10/26/09, 2) AZL NFJ International Value Fund effective 5/1/09, 3) AZL NACM International Growth Fund effective 10/26/09, 4) AZL Mid Cap Index Fund effective 5/1/09, 5) AZL International Index Fund effective 5/1/09, 6) AZL Enhanced Bond Index Fund effective 5/1/09, and 7) AZL Franklin Templeton Founding Strategy Plus Fund effective 10/26/09.

WHEREAS, the parties wish to amend the Agreement in order to add the names of the following funds of the FOF Trust:  1) AZL Balanced Index Strategy Fund effective 7/6/09, 2) AZL Moderate Index Strategy Fund effective 7/6/09, 3) AZL Fusion Conservative Fund effective 10/26/09 and 4) AZL Allianz Global Investors Select Fund effective 10/26/09.

WHEREAS, in order to effectuate the above deletions, name changes and additions, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: 10/26/09

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: 10/26/09

THE BANK OF NEW YORK MELLON

By:    /s/ Donald Brophy
Name:  Donald Brophy
Title:  Vice President
Date: 10/26/09

APPENDIX F
List of Funds
(as of 10/26/09)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® AIM International Equity Fund	As of 11/26/08
AZL® BlackRock Capital Appreciation Fund	As of 11/26/08
AZL® Columbia Mid Cap Value Fund	As of 11/26/08
AZL® Columbia Small Cap Value Fund	As of 11/26/08
AZL® Davis NY Venture Fund	As of 11/26/08
AZL® Dreyfus Equity Growth Fund (formerly AZL Dreyfus Founders Equity Growth Fund)	11/26/08 Name Change 4/27/09
AZL® Franklin Small Cap Value Fund	As of 11/26/08
AZL® MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Money Market Fund	As of 11/26/08
AZL® OCC Opportunity Fund	As of 11/26/08
AZL® JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund)	11/26/08 Name Change 1/26/09
AZL® S&P 500 Index Fund	As of 11/26/08
AZL® Schroder Emerging Markets Equity Fund	As of 11/26/08
AZL® Small Cap Stock Index Fund	As of 11/26/08
AZL® Turner Quantitative Small Cap Growth Fund	As of 11/26/08
AZL® Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Van Kampen Equity and Income Fund	As of 11/26/08
AZL® Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Van Kampen Global Real Estate Fund	As of 11/26/08
AZL® Van Kampen Growth and Income Fund	As of 11/26/08
AZL® Van Kampen Mid Cap Growth Fund	As of 11/26/08
AZL® OCC Growth Fund	Opened 10/26/09
AZL® NFJ International Value Fund	Opened 5/1/09
AZL® NACM International Growth Fund	Opened 10/26/09
AZL® Mid Cap Index Fund	Opened 5/1/09
AZL ®International Index Fund	Opened 5/1/09
AZL® Enhanced Bond Index Fund	Opened 5/1/09
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL® Fusion Balanced Fund	As of 11/26/08
AZL® Fusion Growth Fund	As of 11/26/08
AZL® Fusion Moderate Fund	As of 11/26/08
AZL® Balanced Index Strategy Fund	Opened 7/6/09
AZL® Moderate Index Strategy Fund	Opened 7/6/09
AZL® Fusion Conservative Fund	Opened 10/26/09
AZL ® Allianz Global Investors Select Fund	Opened 10/26/09

AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated April 22, 2010 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to add the names of the following funds of the VIP Trust:  1) AZL Russell 1000 Value Fund effective 04/30/10, 2) AZL Russell 1000 Growth Fund effective 04/30/10, and 3) AZL Gateway Fund effective 04/30/10.

WHEREAS, the parties wish to amend the Agreement in order to add the names of the following funds of the FOF Trust:  1) AZL Fusion Edge Fund effective 04/30/10.

WHEREAS, in order to effectuate the above additions, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: April 21, 2010

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: April 21, 2010

THE BANK OF NEW YORK MELLON

By:    /s/ Donald Brophy
Name:  Donald Brophy
Title:  Vice President
Date: April 21, 2010

APPENDIX F
List of Funds
(as of 04/30/10)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® AIM International Equity Fund	As of 11/26/08
AZL® BlackRock Capital Appreciation Fund	As of 11/26/08
AZL® Columbia Mid Cap Value Fund	As of 11/26/08
AZL® Columbia Small Cap Value Fund	As of 11/26/08
AZL® Davis NY Venture Fund	As of 11/26/08
AZL® Dreyfus Equity Growth Fund (formerly AZL Dreyfus Founders Equity Growth Fund)	11/26/08 Name Change 4/27/09
AZL® Franklin Small Cap Value Fund	As of 11/26/08
AZL® MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Money Market Fund	As of 11/26/08
AZL® OCC Opportunity Fund	As of 11/26/08
AZL® JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund)	11/26/08 Name Change 1/26/09
AZL® S&P 500 Index Fund	As of 11/26/08
AZL® Schroder Emerging Markets Equity Fund	As of 11/26/08
AZL® Small Cap Stock Index Fund	As of 11/26/08
AZL® Turner Quantitative Small Cap Growth Fund	As of 11/26/08
AZL® Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Van Kampen Equity and Income Fund	As of 11/26/08
AZL® Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)	As of 11/26/08 Name Change 10/26/09
AZL® Van Kampen Global Real Estate Fund	As of 11/26/08
AZL® Van Kampen Growth and Income Fund	As of 11/26/08
AZL® Van Kampen Mid Cap Growth Fund	As of 11/26/08
AZL® OCC Growth Fund	Opened 10/26/09
AZL® NFJ International Value Fund	Opened 5/1/09
AZL® NACM International Growth Fund	Opened 10/26/09
AZL® Mid Cap Index Fund	Opened 5/1/09
AZL ®International Index Fund	Opened 5/1/09
AZL® Enhanced Bond Index Fund	Opened 5/1/09
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL Russell 1000 Value Fund	Opened 04/30/10
AZL Russell 1000 Growth Fund	Opened 04/30/10
AZL Gateway Fund	Opened 04/30/10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL® Fusion Balanced Fund	As of 11/26/08
AZL® Fusion Growth Fund	As of 11/26/08
AZL® Fusion Moderate Fund	As of 11/26/08
AZL® Balanced Index Strategy Fund	Opened 7/6/09
AZL® Moderate Index Strategy Fund	Opened 7/6/09
AZL® Fusion Conservative Fund	Opened 10/26/09
AZL ® Allianz Global Investors Select Fund	Opened 10/26/09
AZL Fusion Edge Fund	Opened 04/30/10

AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated July 16, 2010 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to change the names of the following funds of the VIP Trust:  1) AZL Invesco International Equity Fund (formerly AZL AIM International Equity Fund) name change 5/1/10; 2) AZL Allianz AGIC Opportunity Fund (formerly AZL OCC Opportunity Fund) name change 7/1/10; 3) AZL Morgan Stanley International Equity Fund (formerly AZL Van Kampen International Equity Fund and AZL Van Kampen Global Franchise Fund) name change 6/1/10; 4) AZL Morgan Stanley Global Real Estate Fund (formerly AZL Van Kampen Global Real Estate Fund) name change 6/1/10; 5) AZL Morgan Stanley Mid Cap Growth Fund  (formerly AZL Van Kampen Mid Cap Growth Fund) name change 6/1/10; and 6) AZL Allianz AGIC Growth Fund (formerly AZL OCC Growth Fund) name change 7/1/10.

WHEREAS, in order to effectuate the above changes, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: August 10, 2010

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  Vice President
Date: August 10, 2010

THE BANK OF NEW YORK MELLON

By:    /s/ Donald Brophy
Name:  Donald Brophy
Title:  Vice President
Date:   8-24-10

APPENDIX F
List of Funds
(as of 07/16/10)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)	As of 11/26/08; name change 5/1/10
AZL® BlackRock Capital Appreciation Fund	As of 11/26/08
AZL® Columbia Mid Cap Value Fund	As of 11/26/08
AZL® Columbia Small Cap Value Fund	As of 11/26/08
AZL® Davis NY Venture Fund	As of 11/26/08
AZL® Dreyfus Equity Growth Fund (formerly AZL Dreyfus Founders Equity Growth Fund)	11/26/08; name change 4/27/09
AZL® Franklin Small Cap Value Fund	As of 11/26/08
AZL® MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)	As of 11/26/08; name change 10/26/09
AZL® Money Market Fund	As of 11/26/08
AZL® Allianz AGIC Opportunity Fund (formerly AZL® OCC Opportunity Fund)	As of 11/26/08; name change 7/1/10
AZL® JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund)	11/26/08; name change 1/26/09
AZL® S&P 500 Index Fund	As of 11/26/08
AZL® Schroder Emerging Markets Equity Fund	As of 11/26/08
AZL® Small Cap Stock Index Fund	As of 11/26/08
AZL® Turner Quantitative Small Cap Growth Fund	As of 11/26/08
AZL® Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)	As of 11/26/08; name change 10/26/09
AZL® Van Kampen Equity and Income Fund	As of 11/26/08
AZL® Morgan Stanley International Equity Fund (formerly AZL® Van Kampen International Equity Fund and AZL Van Kampen Global Franchise Fund)	As of 11/26/08; name change 10/26/09; name change 6/1/10
AZL® Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)	As of 11/26/08; name change 6/1/10
AZL® Van Kampen Growth and Income Fund	As of 11/26/08
AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL® Van Kampen Mid Cap Growth Fund)	As of 11/26/08; name change 6/1/10
AZL® Allianz AGIC Growth Fund (formerly AZL® OCC Growth Fund)	Opened 10/26/09; name change 7/1/10
AZL® NFJ International Value Fund	Opened 5/1/09
AZL® NACM International Growth Fund	Opened 10/26/09
AZL® Mid Cap Index Fund	Opened 5/1/09
AZL ®International Index Fund	Opened 5/1/09
AZL® Enhanced Bond Index Fund	Opened 5/1/09
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL Russell 1000 Value Fund	Opened 04/30/10
AZL Russell 1000 Growth Fund	Opened 04/30/10
AZL Gateway Fund	Opened 04/30/10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL® Fusion Balanced Fund	As of 11/26/08
AZL® Fusion Growth Fund	As of 11/26/08
AZL® Fusion Moderate Fund	As of 11/26/08
AZL® Balanced Index Strategy Fund	Opened 7/6/09
AZL® Moderate Index Strategy Fund	Opened 7/6/09
AZL® Fusion Conservative Fund	Opened 10/26/09
AZL ® Allianz Global Investors Select Fund	Opened 10/26/09
AZL Fusion Edge Fund	Opened 04/30/10

FOURTH AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated May 2, 2011 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to change the names the following funds of the VIP Trust:  1) AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund); 2) AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund); and 3) AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund).

WHEREAS, the parties wish to amend the Agreement in order to close the following funds of the VIP Trust effective October 15, 2010:1) AZL NACM International Growth Fund; and 2) AZL Allianz AGIC Growth Fund.

WHEREAS, the parties wish to amend the Agreement in order to close the following fund of the FOF Trust effective October 15, 2010:1) AZL Allianz Global Investors Select Fund.

WHEREAS, in order to effectuate the above changes, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  President
Date: May 4, 2011

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  President
Date: May 4, 2011

THE BANK OF NEW YORK MELLON

By: _______________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

APPENDIX F
List of Funds
(as of 05/02/11)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)	As of 11/26/08; name change 5/1/10
AZL® BlackRock Capital Appreciation Fund	As of 11/26/08
AZL® Columbia Mid Cap Value Fund	As of 11/26/08
AZL® Columbia Small Cap Value Fund	As of 11/26/08
AZL® Davis NY Venture Fund	As of 11/26/08
AZL® Dreyfus Equity Growth Fund (formerly AZL Dreyfus Founders Equity Growth Fund)	11/26/08; name change 4/27/09
AZL® Franklin Small Cap Value Fund	As of 11/26/08
AZL® MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)	As of 11/26/08; name change 10/26/09
AZL® Money Market Fund	As of 11/26/08
AZL® Allianz AGIC Opportunity Fund (formerly AZL® OCC Opportunity Fund)	As of 11/26/08; name change 7/1/10
AZL® JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund)	11/26/08; name change 1/26/09
AZL® S&P 500 Index Fund	As of 11/26/08
AZL® Schroder Emerging Markets Equity Fund	As of 11/26/08
AZL® Small Cap Stock Index Fund	As of 11/26/08
AZL® Turner Quantitative Small Cap Growth Fund	As of 11/26/08
AZL® Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)	As of 11/26/08; name change 10/26/09
AZL® Invesco Equity and Income Fund (formerly AZL® Van Kampen Equity and Income Fund)	As of 11/26/08: name change 5/2/11
AZL® JPMorgan International Opportunities Fund (formerly AZL® Morgan Stanley International Equity Fund, AZL® Van Kampen International Equity Fund and AZL Van Kampen Global Franchise Fund)	As of 11/26/08; name change 10/26/09; name change 6/1/10; name change 5/2/11
AZL® Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)	As of 11/26/08; name change 6/1/10
AZL® Invesco Growth and Income Fund (formerly AZL® Van Kampen Growth and Income Fund)	As of 11/26/08; name change 5/2/11
AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL® Van Kampen Mid Cap Growth Fund)	As of 11/26/08; name change 6/1/10
AZL® Allianz AGIC Growth Fund (formerly AZL® OCC Growth Fund)	Opened 10/26/09; name change 7/1/10; closed 10/15/10
AZL® NFJ International Value Fund	Opened 5/1/09
AZL® NACM International Growth Fund	Opened 10/26/09; closed 10/15/10
AZL® Mid Cap Index Fund	Opened 5/1/09
AZL ®International Index Fund	Opened 5/1/09
AZL® Enhanced Bond Index Fund	Opened 5/1/09
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL Russell 1000 Value Fund	Opened 04/30/10
AZL Russell 1000 Growth Fund	Opened 04/30/10
AZL Gateway Fund	Opened 04/30/10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL® Fusion Balanced Fund	As of 11/26/08
AZL® Fusion Growth Fund	As of 11/26/08
AZL® Fusion Moderate Fund	As of 11/26/08
AZL® Balanced Index Strategy Fund	Opened 7/6/09
AZL® Moderate Index Strategy Fund	Opened 7/6/09
AZL® Fusion Conservative Fund	Opened 10/26/09
AZL ® Allianz Global Investors Select Fund	Opened 10/26/09; closed 10/15/10
AZL Fusion Edge Fund	Opened 04/30/10